UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

INTEGRATED SECURITY SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

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INTEGRATED SECURITY SYSTEMS, INC.

2009 Chenault Drive, Suite 114

Carrollton, Texas 75006

(972) 444-8280

To the Stockholders of Integrated Security Systems, Inc.:

The enclosed Information Statement is provided on or about April 19, 2011 to the stockholders of record as of 5:00 p.m., Eastern time, on April 7, 2011 (the “Record Date”) of Integrated Security Systems, Inc., a Delaware corporation (the “Company”), by the board of directors of the Company (the “Board”) in connection with a proposal to amend the Company’s Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to decrease the number of authorized shares of the Company from 800,750,000 shares to 57,000,000 shares, 56,250,000 shares of which will be common stock, par value $0.01 per share (“Common Stock”), and 750,000 shares of which will be preferred stock, par value $0.01 per share (“Preferred Stock”).

The amendment to the Certificate of Incorporation to decrease the Company’s authorized shares (the “Amendment”) is subject to the approval of both (i) the holders of a majority of the outstanding shares of the Company’s Common Stock and Series D $20 Convertible Preferred Stock, par value $0.01 per share (“Series D Preferred Stock”), voting together as a class on an as-converted-to-Common Stock basis, and (ii) the holders of a majority of the outstanding shares of the Company’s Common Stock.  The Company is not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to the above action.

On April 7, 2011, pursuant to an action by unanimous written consent, the Board unanimously approved, subject to the approval of the requisite stockholders of the Company, the Amendment.  A special meeting of the stockholders of the Company has been called for 10:00 a.m. (local time) on May 10, 2011 at the Company’s offices, 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006, to approve the Amendment (the “Special Meeting”).  All holders of Common Stock and Series D Preferred Stock of record as of the Record Date are entitled to vote at the Special Meeting.  We cordially invite you to attend the Special Meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT IN CONNECTION WITH THE AMENDMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

The enclosed Information Statement is provided to the stockholders of the Company only for information purposes in connection with the Amendment pursuant to and in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended.  Please carefully read the enclosed Information Statement.  The date of this Information Statement is April 19, 2011.  Thank you for your time and consideration.

Sincerely,

Russell Cleveland
Chairman of the Board and Chief Executive Officer

INTEGRATED SECURITY SYSTEMS, INC.

2009 Chenault Drive, Suite 114

Carrollton, Texas 75006

(972) 444-8280

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 10, 2011

To the Stockholders of the Company:

A Special Meeting of Stockholders of the Company will be held on May 10, 2011 at 10:00 a.m. (local time) at the Company’s offices at 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006 for the purpose of considering and voting upon the following matter:

1.

To consider and vote upon the proposed Amendment to the Certificate of Incorporation to decrease the total number of authorized shares of the Company from 800,750,000 shares to 57,000,000 shares, 56,250,000 shares of which will be Common Stock and 750,000 shares of which will be Preferred Stock.

Your Board recommends that you vote “FOR” the proposal set before you.  We have fixed the close of business on April 7, 2011 as the Record Date for the Special Meeting, and the holders of Common Stock and Series D Preferred Stock of record on that date are entitled to receive notice of, and to vote at the Special Meeting or any adjournment thereof.  At the Record Date, 5,610,100 shares of Common Stock were issued and outstanding, and 13,000 shares of Series D Preferred Stock were issued and outstanding.

BY ORDER OF THE BOARD OF DIRECTORS,

Russell Cleveland
Chairman of the Board and Chief Executive Officer

Carrollton, Texas

April 19, 2011

INTEGRATED SECURITY SYSTEMS, INC.

2009 Chenault Drive, Suite 114

Carrollton, Texas 75006

(972) 444-8280

INFORMATION STATEMENT

FOR THE

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 10, 2011

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement accompanies the notice of the Special Meeting of the Company (the “Notice”).  The Special Meeting will be held on May 10, 2011 at 10:00 a.m. (local time) at the Company’s offices at 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006.  The Record Date for determining stockholders entitled to vote at the Special Meeting is April 7, 2011.  This Information Statement is sent on or about April 19, 2011 to all the Company’s stockholders of record as the Record Date.

At the Special Meeting, holders of the Company’s Common Stock and Series D Preferred Stock will vote upon the proposal set forth in this Information Statement.  We have presented the following questions and answers section to provide you answers to commonly asked questions.

ABOUT THE SPECIAL MEETING

When and where is the Special Meeting?

The Meeting will take place on May 10, 2011 at 10:00 a.m. (local time) at the Company’s offices at 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006.

What will be voted on at the Special Meeting?

Stockholders will vote upon the Amendment to the Certificate of Incorporation (the “Amendment”) to decrease the total number of authorized shares of the Company from 800,750,000 shares to 57,000,000 shares, 56,250,000 shares of which will be Common Stock and 750,000 shares of which will be Preferred Stock.

What information will I receive?

Copies of (a) the Notice and (b) this Information Statement.

Who can attend the Special Meeting?

All holders of Common Stock and Series D Preferred Stock outstanding as of the Record Date may attend the Special Meeting.

If you hold your shares in “street name”, that is, through a broker or other nominee, you will need to bring a copy of a brokerage or other nominee statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Special Meeting. You cannot vote these shares unless you also bring a broker issued proxy, as discussed below.

Who can vote at the Special Meeting?

Only holders of Common Stock and Series D Preferred Stock of record as of the close of business on the Record Date will be entitled to vote at the Special Meeting and any adjournment or postponement thereof.  As of the Record Date, 5,610,100 shares of Common Stock were issued and outstanding, and 13,000 shares of Series D Preferred Stock were issued and outstanding. Holders of Series D Preferred Stock will vote with holders of Common Stock on an as-converted-to-Common Stock basis, as described below under “How Many Votes can I Cast?”

How do I vote?

If you hold your shares as a stockholder of record, you can vote in person at the Special Meeting.  Many of the Company’s stockholders hold their stock in street name, that is, the shares are registered in the name of their broker, bank or other nominee rather than in the stockholder’s own name. Your broker or other nominee can provide to you the broker’s or nominee’s own request for voting instructions. By completing the voting instruction card provided to you by your broker or nominee, you may direct your broker or nominee how to vote your shares. Alternatively, if you want to vote your street name shares at the Special Meeting, you must directly contact your broker or other nominee in order to obtain a proxy card issued to you by your broker or nominee. A broker letter that identifies you as a stockholder is not the same as a broker-issued proxy. If your shares are registered in the name of your broker or other nominee and you fail to bring a broker-issued proxy to the Special Meeting, you will not be able to vote your nominee held shares at the Special Meeting.

If you hold your shares in street name through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to the matter to be acted upon.  Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted.  Shares represented by these “broker non-votes” will be counted in determining whether there is a quorum present at the Special Meeting.

How many votes can I cast?

Each holder of Common Stock of record as of the Record Date is entitled to one (1) vote per share at the Special Meeting for all matters to be voted upon at the Special Meeting.

Each share of Series D Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock into which the share of Series D Preferred Stock could be converted on the Record Date.  Each share of Series D Preferred Stock currently has one-quarter (1/4th) of a vote, and the total number of votes held by the holders of Series D Preferred Stock, on an as-converted-to-Common Stock basis, is 3,250 votes.

What constitutes a quorum and how does it affect voting on the proposal?

Voting can take place at the Special Meeting only if stockholders owning a majority of the outstanding shares of the Common Stock and Series D Preferred Stock, together as a class and on an as-converted-to-Common Stock basis, as of the Record Date are present in person.  If you attend the Special Meeting, your shares will be counted to determine whether there is a quorum.

What is the Board’s recommendation?

The Board recommends a vote in favor of the Amendment.

PROPOSAL:  APPROVAL OF THE AMENDMENT TO DECREASE THE COMPANY’S TOTAL NUMBER OF AUTHORIZED SHARES FROM 800,750,000 SHARES TO 57,000,000 SHARES, 56,250,000 SHARES OF WHICH WILL BE COMMON STOCK AND 750,000 SHARES OF WHICH WILL BE PREFERRED STOCK.

The Board has unanimously adopted and is submitting for stockholder approval the Amendment to decrease the Company’s total number of authorized shares from 800,750,000 shares to 57,000,000 shares, 56,250,000 shares of which will be Common Stock and 750,000 shares of which will be Preferred Stock.

Pursuant to the law of the Company’s state of incorporation, Delaware, the Board must adopt any amendment to the Company’s Certificate of Incorporation and submit the amendment to the Company’s stockholders for their approval.  The affirmative vote of both (i) the holders of a majority of the shares of Common Stock and Series D Preferred Stock outstanding and entitled to vote on the Record Date, voting together as a class and on an as-converted-to-Common Stock basis, and (ii) the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the Record Date, voting separately as a class, is required to approve the Amendment.  Each share of Series D Preferred is entitled to the number of votes equal to the number of shares of Common Stock into which the share of Series D Preferred Stock could be converted on the Record Date.  Each share of Series D Preferred Stock currently has one-quarter (1/4th) of a vote and the total number of votes held by the holders of Series D Preferred Stock, on an as-converted-to-Common Stock basis, is 3,250 votes.  Broker non-votes and abstentions will have the effect of negative votes on the proposal.

The form of the proposed Amendment to decrease the Company’s total number of authorized shares is included in Annex A of this Information Statement.  If the proposal is approved by the requisite stockholders, the reduction in the number of authorized shares would become effective upon the filing and effectiveness of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.  It is expected that such filing will take place promptly following the date of the Special Meeting, assuming the requisite stockholders approve the Amendment.  The Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the reduction in the Company’s total number of authorized shares if, at any time prior to filing the Certificate of Amendment, the Board, in its sole discretion, determines that it is no longer in the Company’s best interests and the best interests of the Company’s stockholders.

Effects of Decreasing the Company’s Total Number of Authorized Shares

In January 2011, the Company filed a Certificate of Amendment to the Certificate of Incorporation to effect a 1-for-100 reverse stock split of the Company’s outstanding Common Stock, reducing the issued and outstanding shares of Common Stock from 561,188,540 shares to 5,611,885 shares.  Currently, however, the Company is authorized to issue up to 800,000,000 shares of Common Stock, of which only 5,610,100 shares were issued and outstanding as of April 7, 2011.  The Company’s management and Board believe that the Amendment to decrease the Company’s authorized number of shares will reduce the Company’s franchise taxes in the State of Delaware.

Pre-emptive Rights

Holders of Common Stock have no preemptive rights to purchase additional shares of Common Stock, or securities convertible into Common Stock, issued by the Company.

No Appraisal Rights

The Delaware General Corporation Law does not grant the Company’s stockholders dissenters’ rights or rights of appraisal with respect to this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO DECREASE THE COMPANY’S TOTAL NUMBER OF AUTHORIZED SHARES.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of outstanding shares of Common Stock and other classes of the Company’s equity securities entitled to vote on all matters submitted to a vote by holders of Common Stock, beneficially owned as of April 7, 2011, by (a) each director and named executive officer of the Company, (b) all persons who are known by the Company to be beneficial owners of five percent (5%) or more of the Company’s outstanding Common Stock and (c) all officers and directors of the Company as a group. Unless otherwise noted, each of the persons listed below has sole voting and investment power with respect to the shares indicated as beneficially owned by such person. The Common Stock and Series D Preferred Stock are the Company’s only classes of voting securities. All of the Series D Preferred Stock is convertible into shares of Common Stock at any time. The holder of each share of Series D Preferred Stock is entitled to one (1) vote for each share of Common Stock into which such share of Series D Preferred Stock could then be converted. Presently, each share of Series D Preferred Stock is entitled to one-quarter (1/4th) of a vote. For purposes of the beneficial ownership calculations below, the Series D Preferred Stock is included in this table on an “as converted” basis.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class (1)
RENN Universal Growth Investment Trust PLC (2)	3,146,491	56.1%
RENN Global Entrepreneurs Fund, Inc. (3)	1,278,630	22.8%
Russell Cleveland (5)(6)	4,431,882	79.0%
C. A. Rundell, Jr. (4)(7)	612,244	10.9%
Frank Marlow (4)(5)(8)	35,740	0.6%
Robert Galecke (4)(5)(9)	48,284	0.9%
William Breedlove (4)(5)(10)	30,392	0.5%
Sharon Doherty (4)(5)(11)	6,666	0.1%
All current directors and executive officers as a group (5 persons)	4,552,964	81.2%

(1)

Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within sixty (60) days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)

Includes 498,725 shares of Common Stock issuable upon the exercise of warrants within sixty (60) days and 938 shares of Common Stock issuable upon the conversion of Series D Preferred Stock within sixty (60) days. The address for this company is 8080 N. Central Expressway, Suite 210; Dallas, TX 75206.

(3)

Includes 168,634 shares of Common Stock issuable upon the exercise of warrants within sixty (60) days and 938 shares of Common Stock issuable upon the conversion of Series D Preferred Stock within sixty (60) days. The address for this company is 8080 N. Central Expressway, Suite 210; Dallas, TX 75206.

(4)

The address for this person is 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006.

(5)

Mr. Cleveland is a director and effective April 1, 2011 is the Chairman of the Board and Chief Executive Officer of the Company. Messrs. Breedlove, Marlow, and Galecke are directors of the Company. Ms. Doherty is the Chief Financial Officer.

(6)

Includes 667,359 shares of Common Stock issuable upon the exercise of warrants within sixty (60) days and 1,876 shares of Common Stock issuable upon the conversion of Series D Preferred Stock within sixty (60) days.  The address for this person is 8080 N. Central Expressway, Suite 210; Dallas, TX 75206.

(7)

Includes 106,991 shares of Common Stock issuable upon the exercise of warrants within sixty (60) days and 10,500 shares of Common Stock issuable upon the exercise of outstanding options exercisable within sixty (60) days.

(8)

Includes 2,125 shares of Common Stock issuable upon the exercise of warrants exercisable within sixty (60) days and 19,949 shares of Common Stock issuable upon the exercise of outstanding options exercisable within sixty (60) days.

(9)

Includes 836 shares of Common Stock issuable upon the exercise of warrants exercisable within sixty (60) days and 31,919 shares of Common Stock issuable upon the exercise of outstanding options exercisable within sixty (60) days.

(10)

Includes 19,949 shares of Common Stock issuable upon the exercise of outstanding options exercisable within sixty (60) days

(11)

Includes 6,666 shares of Common Stock issuable upon the exercise of outstanding options exercisable within sixty (60) days.

FINANCIAL AND OTHER INFORMATION

Please see the exhibits attached to this Information Statement for financial and other information regarding the operations of the Company.  The Company’s principal accountants for the current fiscal year and the most recently completed fiscal year will not be present at the Special Meeting, will not make a statement at the Special Meeting and will not be available to respond to questions at the Special Meeting.

INTEREST OF CERTAIN PERSONS

IN OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of the Company.  None of the directors of the Company opposed the proposed action taken by the Company set forth in this Information Statement.

PROPOSAL BY SECURITY HOLDERS

No security holder has requested the Company to include any proposal in this Information Statement.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it. We do not contemplate that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Common Stock held of record by such persons, and we will not reimburse them for their expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing to the Company at: Integrated Security Systems, Inc., 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, one Information Statement may be delivered to two or more stockholders who share an address, unless the Company has received contrary instructions from one or more of the stockholders.  The Company will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered.  Requests for additional copies of this Information Statement, and requests that in the future separate communications be sent to stockholders who share an address, should be directed to the Company Secretary, 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006, or at telephone number (972) 444-8280.

OTHER INFORMATION

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC.  These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov.  You may also read and copy any document the Company files with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

INCORPORATION BY REFERENCE

The Securities and Exchange Commission allows us to “incorporate by reference” the information and documents filed by us with the Securities and Exchange Commission, which means that we can disclose important information to you by referring you to those documents.  The information incorporated by reference is considered to be a part of this Information Statement, and information that is filed later by us with the Securities and Exchange Commission will automatically update and supersede this information.  The Company incorporates by reference the document listed below:

Exhibit No.	Description of Exhibit
99.1

Annual Report on Form 10-K of the Company for the former fiscal year of the Company ended June 30, 2010 and filed by the Company with the Securities and Exchange Commission on September 28, 2010 (incorporated in its entirety, including without limitation, the financial statements and financial information contained therein, by reference into this Information Statement)

You may request a copy of these filings, at no cost, by writing or telephoning the Company at the following address: Integrated Security Systems, Inc., 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006 or (972) 444-8280. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the Securities and Exchange Commission and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the amendment to the Company’s Certificate of Incorporation pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

Dated: April 19, 2011	By Order of the Board of Directors

Russell Cleveland
Chairman and Chief Executive Officer

Annex A

Proposed Amendment to the Certificate of Incorporation

The Corporation’s Certificate of Incorporation, as amended, is hereby amended to decrease the total number of authorized shares of the Corporation by deleting Article FOURTH in its entirety and substituting the following in lieu thereof:

“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 57,000,000 shares, of which 56,250,000 shares shall be Common Stock, par value $0.01 per share (“Common Stock”), and 750,000 shares shall be Preferred Stock, par value $0.01 per share (“Preferred Stock”).”